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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 26, 1996



                            NTN COMMUNICATIONS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                    1-11460                31-1103425
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
      of incorporation)                                   Identification No.)

     5966 La Place Court, Carlsbad, California                   92008
       (Address of principal executive offices)                Zip code)



                                  619-438-7400
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)



                       This Report contains no exhibits.
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ITEM 5. OTHER EVENTS

   On February 26, 1996, NTN Communications Inc. (the "Company") received notice from Mr. Norman Lear that he was resigning from the Board of Directors of the Company effective immediately. Mr. Lear first was appointed to the Board of Directors in April 1994. No replacement has been named to fill the Board vacancy created by Mr. Lear's resignation.

   The resignation of Mr. Lear did not arise out of and was not related in any way to a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     NTN COMMUNICATIONS, INC.



Date:  February 29, 1996             By: /s/ Patrick J. Downs
                                        -------------------------------
                                        Patrick J. Downs, President



Date:  February 29, 1996             By: /s/ Ronald E. Hogan
                                        -------------------------------
                                        Ronald E. Hogan, Chief Financial Officer

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